SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2008

GREENMAN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13776	71-0724248
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

12498 Wyoming Ave So.
Savage, MN   55378
(Address of principal executive offices, including zip code)

(781) 224-2411
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On June 27, 2008, GreenMan Technologies, Inc. (the “Registrant”) issued a press release to announce that its inactive GreenMan Technologies of Georgia, Inc. subsidiary has filed a voluntary petition under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court, Middle District of Georgia. The text of such press release, which is attached as an exhibit to this Current Report, is incorporated by reference in this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

None.

(b)  Pro Forma Financial Information

None.

(c)  Shell Company Transactions

(d)  Exhibits

99.1      Press release of the Registrant dated April June 27, 200278

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENMAN TECHNOLOGIES, INC.
(Registrant)

By: /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date:  June 27, 2008